United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

             CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 10, 1998

                                 SUNGROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Tennessee                  0-3851                  62-0790469
----------------------------    ----------------        -------------------
(State or other jurisdiction    (Commission File          (IRS Employer
      of incorporation)            Number)              Identification No.)

           2201 Cantu Court, Suite 102A, Sarasota, Florida 34232-6254
           ----------------------------------------------------------
           (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (941) 377-6710

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

           On October 27, 1998, Radio SunGroup of Texas, Inc. ("RSGT") and Radio SunGroup of Bryan/College Station, Inc. ("RSGBC"), wholly-owned subsidiaries of SunGroup, Inc. ("SunGroup"), consummated its sale of substantially all of the assets of radio stations KEAN-FM, KEAN - AM, KROW -FM, in Abilene, Texas, radio station KYKX - FM, Longview, Texas and KKYS - FM, Bryan/College Station, Texas ("Radio Stations") to Sunburst Media, LP of Dallas, Texas. ("Sunburst"). The initiation of this transaction pursuant to execution of the Asset Purchase Agreement by and between SunGroup, Inc. and Sunburst Media, LP was disclosed in SunGroup's Current Report on Form 10-Q, filed with the Securities and Exchange Commission on August 15, 1998. The net proceeds to SunGroup from the disposition of the Radio Stations were $11,953,244.18. Of this amount, $7,713,509.45 was paid to Conseco, Inc. ("Conseco") and Kennth R. Reynolds ("Reynolds"), the secured creditors on the assets of the Radio Stations, in consideration for full release of their liens on such assets and discharge of $8,539,800 in indebtedness of SunGroup to the secured creditors. Additional use of the funds were used to pay unsecured creditors John W. Biddinger $151,124.98, Karen Biddinger $101,875.02, Margaret H. Biddinger $151,124.99 and Dan Young $404,319.67. The remaining sale proceeds of $2,604,999.87 were remitted to SunGroup to reimburse it for certain expenses it has paid on behalf of Radio Sungroup of Texas and Radio Sungroup of Bryan/College Station, Inc. during the previous twelve months.

           There exists no material relationship between Sunburst Media, LP and SunGroup, or any of its officers, directors or affiliates.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           b)   Pro Forma Financial Information.

                The Pro Forma financial information reflects the current interim period and the corresponding interim period of the preceding fiscal year as though the transaction occurred at the beginning of the periods.

                                                        9 Months         9 Months
                                                      Ended 9-30-98    Ended 9-30-97
                                                      -------------    -------------
                  Revenue                              $ 1,902,335      $ 3,957,662
                  Income from Continuing Operations        512,609          936,908
                  Net Income                              (196,026)         307,064
                  Income Per Share                           (0.01)            0.02

           c)   Exhibits.

           2) Asset Purchase Agreement by and between SunGroup, Inc. and Sunburst Media, LP, dated February 13, 1998, is hereby incorporated by reference to SunGroup's Current Report on Form 10-Q filed August 15, 1998.


           3)   Articles of Incorporation and By-Laws

                    (i) The Articles of Incorporation of SunGroup are incorporated herein by reference to SunGroup's Annual Report on Form 10-KSB filed December 31, 1993.

                    (ii) The By-Laws of SunGroup are incorporated herein by reference to SunGroup's Annual Report on Form 10-K filed December 31, 1984


                                   SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SUNGROUP, INC.


Date:    November   10, 1998                   By: /s/ James A. Hoetger
         -------------------                      ----------------------
                                                  James A. Hoetger
                                                  Vice President, Finance